UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22885

Broadview Funds Trust
(Exact name of registrant as specified in charter)

330 East Kilbourn Ave., Suite 1475
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Angela L. Pingel
Broadview Advisors, LLC
330 East Kilbourn Ave., Suite 1475
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 918-3900

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

9.30.15

annual report

Broadview Opportunity Fund
Ticker Symbol: BVAOX

BROADVIEW FUNDS

table of contents

Shareholder Letter	1
Manager Commentary	5
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Additional Information	22
Trustees and Officers	23

Broadview Opportunity Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Fellow Shareholders,

The Five C's – Faraz Farzam, CFA
The third quarter of 2015 proved to be one the worst quarters for equities in recent years. All the major averages were hit hard, with the Russell 2000® Total Return Index declining by -11.92%. The Broadview Opportunity Fund's performance was slightly better with a loss of -11.57%. This was the worst quarter for the small cap market and the broader averages since the third quarter of 2011 when the European debt crisis hit its crescendo. In our first quarter of 2015 discussion, we expressed concern at the meteoric rise in global market indices, most making 20 year highs including China's Shanghai Stock Exchange Composite Index ("SSE Index"). What made the situation fraught with risk was the rapid appreciation in the dollar along with the equally rapid collapse in commodity prices, including oil.

In our second quarter of 2015 letter, we expressed further concern over the momentum nature of the market and the excessive valuations in the healthcare sector, specifically in the biotech industry. The climax, of course came this quarter as the bubble in Chinese equities finally burst with the SSE Index correcting -43.3% by August 26, 2015 from its peak of 5,166.35 on June 12, 2015, wiping out billions in wealth. This in turn led to the correction in U.S. domestic markets headed by the sharp declines in the industrial, healthcare, and financial sectors. Our performance was most impacted by the correction in financials, especially our regional bank investments, as the expectation for a rate increase by the Federal Reserve was pushed out - yet again.

We believe the markets face five major issues as we look ahead into the fourth quarter of 2015 and beyond. We dub these the 5 C's: China, Corporate Profits, Central Banks, Congress, and Consolidation.

China
The catalyst for the correction in the SSE Index was the engineered slowdown in the Chinese economy by the Communist Party Mandarins. In our opinion, the slowdown and uncertainty in China, coupled with the unjustifiably high valuations in equities that were driven by margin debt, are the principal catalysts for the collapse of oil and other commodities. In our interconnected global economy, when China sneezed the emerging economies caught pneumonia. Today, almost every major and minor commodity economy (i.e., economies that are primarily driven by the exploitation and export of raw commodities like oil, metals, and grains) are under extreme duress. These include but are not limited to the economies of Australia, Canada, South America (including Brazil), Africa (including South Africa) and almost the whole of the Middle East, which is further embroiled in war and political turmoil driving a refugee crisis into Continental Europe.

Yes, we have just listed a large swath of the planet's economies. Further, the slowdown in China is pressuring industrial exports to China and the developing world. In a September earnings update, driven precisely by this weakness, Caterpillar Inc. (CAT) cut its outlook for fiscal 2015 by about $1 billion and nearly $3 billion in fiscal 2016. We are closely monitoring other industrial export industries. As an example, the automotive industry, a bright spot in industrials, could be impacted by Chinese weakness as well as collateral damage from besieged automaker Volkswagen AG and its emissions scandal.

Corporate Profits
As we write this, the third quarter earnings season is underway and expectations are already low. Energy profits are expected to decline substantially as are industrials and export-related materials. These low expectations are generally good for equities, as they are less likely to disappoint and may already be accounted for in stock prices. However, there is great uncertainty in how profits will shake out in the consumer sector as the benefits of lower oil prices and improvements in employment have been uneven.

Although discretionary services like restaurants and travel and leisure have performed well on the back of good fundamentals, other discretionary goods stocks have languished or have been outright weak.

Healthcare has seen strong profit growth for several years now as the Affordable Care Act has boosted utilization and pricing. However, expectations remain relatively elevated and investors are anxious as many fear the recent decline in the stocks may be an ominous sign for reporting season. We are also cautious on financials as the global economic weakness has "stayed the hand" of the Federal Reserve which may ironically spell a pushout for better bank profits in the near and intermediate term.

Annual Report | September 30, 2015	1

Broadview Opportunity Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Central Banks
While many investors expected the Fed to finally raise interest rates in their last meeting, the challenges that we outlined earlier led the Fed to maintain its Zero Interest Rate Policy ("ZIRP") for the time being. While this portends a continuation of the easy money backdrop, it is disappointing. This policy signals continued weakness or at least uncertainty in economic growth prospects. Raising rates, in our view, would have been a clear signal by our Central Bank that it is confident in the growth outlook. In our opinion, this would have made the profit backdrop for financials much more positive. As we approach the Fed's October and December meetings, we will monitor its outlook for clues about future rate policy and, commensurately, the outlook for financials. Below, Rick Lane will discuss the idiosyncrasies of the Fed's move and how they directly impact bank profits.

Congress
Although John Boehner's surprise move stepping down as Speaker of the House averted a near-term government shutdown stemming from the political division over Planned Parenthood, the next potential crisis could arise at the beginning of November, when the debt ceiling limit is reached. Readers will recall that the last time the markets were roiled due to our elected officials' political machinations was in 2011. We believe this was a self-inflicted wound as egregious as it was inevitable. The crisis was eventually resolved, but it resulted in a downgrade of our credit rating. Some economists believed it also eroded consumer confidence with real impacts to our economy. The political landscape today is very different. Whether this is resolved judiciously or by other means will be determined by which Republican faction wins control of the House Speakership. Nonetheless, it does represent a risk to the markets.

Consolidation
The mergers and acquisitions landscape is one of the more positive developments in the marketplace. Year-to-date there has been $3.5 trillion of deal activity with the latest being the mega-deals for technology titan EMC Corporation (EMC) and global beer giant SABMiller plc (SAB), by Dell, Inc. (private) and Anheuser-Busch InBev SA Sponsored ADR (BUD), respectively. The two deals alone accounted for over $170 billion of announced deal making. We believe the Dell buyout of EMC could have significant ramifications for technology as a whole. Although the technology sector has already been active with respect to consolidation, especially in the semiconductor industry, we think it is likely that this deal forces other large players that have been on the sidelines to make consolidation moves of their own.

The core business for International Business Machines Corp. (IBM) has been under secular pressure for several years. Other tech giants, like Cisco Systems Inc. (CSCO), Oracle Corp. (ORCL), and Microsoft Corp. (MSFT), have been facing pressures from new technology architectures and paradigms. In our opinion, it is not out of the realm of possibility that, given significant cash on their balance sheets, these companies begin a wave of consolidation through mergers and acquisitions to address their issues. Consolidation may be accelerated if Congress moves on tax reform which would allow tech companies' considerable international cash to be repatriated. This would be a huge positive for sentiment and valuations in small caps as many would be likely targets.

We are now entering the sixth year of the economic recovery and seventh year of the stock market recovery. In our opinion, the global economic outlook outside of the U.S. looks dire. Can we continue to be an oasis of relative prosperity or will it prove to be a mirage? Although, we cannot and will not claim to have the prescience to answer this question, we do know that our time tested investment process of buying high-quality enduring businesses at attractive prices, while not a guarantee, has survived and prospered against several collisions with economic environments such as the one we are faced with today. In the following paragraphs Rick Lane will discuss how the current interest rate cycle and central bank positioning has impacted our financials investments and how we are positioned moving forward. Aaron Garcia will review the recent changes in patient criteria for Long Term Acute Care Hospitals ("LTACH") and our investment opportunity in Select Medical Holdings Corp. (SEM). Finally, in the context of the tech consolidation wave we discussed earlier, I will review a recent addition to the portfolio, Intersil Corp. Cl. A (ISIL), that in our view is an outstanding business that may be a ripe takeover target.

Lower for Longer? – Rick Lane, CFA
Weak economic data subsequent to the subpar employment numbers released on September 19, 2015 have convinced market participants that a Fed hike for 2015 is now off the table. Reflecting that sentiment, 10-year Treasury bond yields have fallen back to the 2% level. The "lower-for-longer" outlook may prove somewhat challenging to our regional banks holdings in the near-term while providing a boost to our housing-related companies.

Generally speaking, regional banks are positively leveraged to rising interest rates. Earnings estimates for 2016 and 2017 embed somewhere between a quarter-of-one percent to as much as one-and-one-half percent higher interest rates. As we speak, many bank equities are modestly consolidating recent gains as investors question the rising interest rate scenario. While we are still enthusiastic about our particular holdings for idiosyncratic reasons, we concur with this market action in the bank stocks near-term.

2	www.bvafunds.com

Broadview Opportunity Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Indeed, we have trimmed some of our winners here and have also culled some of our weaker holdings. As previously mentioned, nearly all bank stocks benefit to varying degrees from rising interest rates, and the absence of that aspect of the investment story no doubt is a negative, but many of our holdings have drivers beyond just higher interest rates. Zions Bancorporation (ZION) is a self-help story related to new management, expense cutting, and accelerating loan growth. CoBiz Financial Inc. (COBZ) is benefitting from a very strong home market in Denver and we believe is also a potential take out candidate. Renasant Corp. (RNST) in Mississippi and LegacyTexas Financial Group, Inc. (LTXB) in Dallas both enjoy strong markets and earnings boosted by recent accretive acquisitions. Anchor BanCorp Wisconsin, Inc. (ABCW) in Madison, Wisconsin is going through a very productive restructuring and repositioning and it too may be a merger and acquisition candidate.

Meanwhile, our housing-related holdings will very likely be helped by the lower-for-longer outlook. Our largest holding, Milwaukee-based private mortgage insurance company MGIC Investment Corp. (MTG) as well as Masco Corp. (MAS) (plumbing fixtures, faucets, paints and cabinets) and Stock Building Supply Holdings, Inc. (STCK) all stand to benefit from mortgage rates staying lower-for-longer. Less directly, our staffing investments: Kforce Inc. (KFRC), ManpowerGroup Inc. (MAN) and Robert Half International, Inc. (RHI), are economically sensitive. To the extent that lower interest rates for longer extend the duration of this economic cycle, we expect that they too will be advantaged.

Select Medical Holdings Corp. (SEM) – Aaron Garcia, CFA
Given the volatility in healthcare, we thought it might be helpful to discuss the current regulatory trends impacting Select Medical Holdings Corp. ("Select Medical"), which illustrates the uncertainty that many companies and investors face in the space. Select Medical is at the cusp of a significant change in its patient criteria for admissions. Admissions to Select Medical's Long-Term Acute Care Hospitals ("LTACHs") facilities must fit a more stringent requirement or face steep reimbursement declines. We believe this will drastically affect the facility economics in the LTACHs across the industry, resulting in closures and bed reductions. Also, many patients may find themselves discharged to home care more frequently than before. While this will be a near term-challenge for the industry, the long-term clarity on admission criteria may positively affect the best operators.

Select Medical is one of the strongest operators. It is well positioned to take share from more poorly run LTACHs. Also, the criteria will increase the eligible patient population by threefold. Currently 180 thousand patients are admitted to LTACHs each year, but there are 350-400 thousand potential patients per annum that fit the new criteria. While not all will convert to LTACH admissions, we believe this could be a significant tailwind for the industry once it is right-sized by facility closures.

The financial impact of the change is very difficult to assess, especially in the early years. We expect that the transition will be bumpy. Fortunately, in our opinion, the company has a good operating plan in place and an excellent management team to shepherd the company through the challenges. While estimates for 2016 undoubtedly face a headwind, the company has restructuring offsets and variable cost reductions that can help mitigate the financial effect of the new regulations.

We actually have reduced our position in Select Medical ahead of the 2016 phase-in, but we do believe there will be an opportunity to significantly add to the position next year at or below the currently attractive valuation of 10x earnings. In our view, the business has a high barrier to entry, an excellent and savvy management team, cost saving actions that can preserve margins, and a discounted valuation. We also note that the business has very reasonable capital requirements compared to many healthcare facility businesses.

Intersil Corp. Cl. A (ISIL) – Faraz Farzam, CFA
We are excited about the prospects for Intersil Corp. ("Intersil"), a recent addition to our investment portfolio. Intersil designs, develops, manufactures and markets a portfolio of high-performance analog and mixed-signal semiconductors for the industrial, computing, consumer and communications markets. Historically, Intersil's business was weighed down by a commoditized business servicing the desktop PC and notebook markets. However, since joining the company in 2013, CEO Necip Sayiner has either exited or deemphasized Intersil's commodity-centric, less profitable businesses in favor of their power management portfolio. The company now commands 20% operating margins and pays a healthy dividend that amounts to nearly a 4% yield. Their dividend payout is a testament to the stability and reliability of Intersil's cash flow. An increasingly important theme in technology is the concept of power management and power efficiency. Just consider the ubiquitous smartphone and the ever present issue of battery life. This is exactly the kind of power management and power efficiency that the company's patent portfolio addresses.

Annual Report | September 30, 2015	3

Broadview Opportunity Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Power efficiency is no longer just confined to portable computing technology. In the industrial sector as well as the high-performance computing industry, power consumption is vital to the calculus of the economics and competitiveness of products and projects. All of our online activity, including e-mail, internet use, social media and Netflix streaming is delivered through thousands of data centers across the country. From small closets to large server rooms to mammoth cloud server farms, their explosive growth is gulping huge amounts of energy.

Intersil's core competence is providing semiconductor technology to manage power consumption more efficiently in a variety of applications. There has recently been a wave of Merger and Acquisitions (M&A) in the analog semiconductor subsector. According to financial software company, Dealogic, semiconductor companies have announced just over $100 billion in M&A, well ahead of the $37.7 billion total for all of 2014. That figure does not bake in recent deal speculation involving the likes of Analog Devices, Inc. (ADI), Maxim Integrated Products, Inc. (MXIM), SanDisk Corp. (SNDK) and Fairchild Semiconductor International, Inc. (FCS). We think Intersil's rich patent portfolio makes it an ideal acquisition target for an acquirer that is looking to beef up their power intellectual property. Recent transactions in the space have ranged from 20-25X earnings. We believe Intersil has earnings power of $1.00 per share. Should a similar multiple be paid for Intersil, the stock could fetch a price close to $20 per share.

Best regards,

Richard E. Lane, CFA	Faraz Farzam, CFA	Aaron J. Garcia, CFA	Richard J. Whiting

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation.

A NOTE ON FORWARD LOOKING STATEMENTS
Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

DEFINITIONS:

The Russell 2000 Total Return Index - measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

Shanghai Stock Exchange Composite Index - The Shanghai Stock Exchange Composite Index is a capitalization-weighted index that tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

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Broadview Opportunity Fund	Manager Commentary

September 30, 2015 (Unaudited)

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Performance for the fiscal year ended September 30, 2015 was disappointing. As often happens when the market gets expensive, the strategy used to manage the Fund underperformed. Furthermore, cash has continued to flow out of actively managed investment vehicles like the Fund into passive vehicles like exchange-traded funds that track major market securities indices. This trend supports the largest positions in capitalization-weighted securities indices. These are companies that do not fit the Adviser's Five Pillar investment process, especially when it comes to valuation and perpetuates the strategy's underperformance against its benchmarks, the Russell 2000® Index and Russell 2500® Index.

In the first fiscal quarter ended December 31, 2014, the Fund returned 6.94%. Contributing to performance were investments in Information Technology, Health Care, Consumer Discretionary and Industrials. Energy investments negatively impacted performance. In the second fiscal quarter ended March 31, 2015, the Fund returned 3.94%. The Consumer Discretionary and Industrial sectors continued to perform well while stock selection in Health Care was a drag on performance. In the third fiscal quarter ended June 30, 2015, the Fund lost -0.70%. Consumer Discretionary and Industrial investments faced challenges while Financials and Information Technology investments provided positive performance. The markets made a downward shift in the Fund's fourth fiscal quarter ended September 30, 2015. All sectors were negative and the Fund lost –11.57%.

Overall, during the fiscal year ended September 30, 2015, the Fund posted a loss of -2.40% compared to a gain of 1.25% for the Russell 2000® Index, and a gain of 0.38% for the Russell 2500® Index. Top contributors to Fund performance included Vulcan Materials Co. (VMC), Fortinet, Inc. (FTNT), and Informatica Corp. (INFA). Bottom detractors to performance included Whiting Petroleum Corp. (WLL), Vince Holding Corp. (VNCE) and Allegheny Technologies Inc. (ATI).

GROWTH OF $10,000 INVESTMENT IN THE FUND

From its inception (12/16/96) to 9/30/15 as compared to the Russell 2500 TR(1) and the Russell 2000 TR(2)

Annual Report | September 30, 2015	5

Broadview Opportunity Fund	Manager Commentary

September 30, 2015 (Unaudited)

PERFORMANCE (For Periods Ended 9/30/15)

	Total Return*	Annualized Total Return*
	3 Months	1 Year	5 Year	10 Year	Since Inception**
Broadview Opportunity Fund	-11.57%	-2.40%	11.20%	8.27%	14.59%
Russell 2500 TR	-10.30%	0.38%	12.69%	7.40%	9.16%
Russell 2000 TR	-11.92%	1.25%	11.73%	6.55%	7.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most recent month-end performance please visit bvafunds.com or call 1-855-846-1463. As of the Fund's Prospectus dated February 1, 2015, the Broadview Opportunity Fund's annual operating expense ratio is 1.25%. One cannot invest directly in an index.

(1)
Russell 2500 Total Return Index - A broad index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

(2)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

*	Total return includes changes in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Fund Inception Date: December 16, 1996

SECTOR ALLOCATION (as of September 30, 2015) (As a percentage of Net Assets)

Holdings are subject to change.

These allocations may not reflect the current or future positions of the portfolio.

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Broadview Opportunity Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

As a shareholder of the Broadview Opportunity Fund (the "Fund") you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held until September 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees. Therefore, the second line of the table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Ratio(a)	Expenses Paid During Period 4/1/15 - 9/30/15(b)
Broadview Opportunity Fund
Actual	$1,000.00	$878.10	1.20%	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183)/365 (to reflect the half-year period).

Annual Report | September 30, 2015	7

Broadview Opportunity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
COMMON STOCKS (82.74%)
CONSUMER DISCRETIONARY (19.24%)
Automobiles & Components (3.29%)
Gentex Corp.	1,148,700	$17,804,850
Modine Manufacturing Co.(a)	235,922	1,856,706
Winnebago Industries, Inc.	247,415	4,737,997
		24,399,553
Hotels Restaurants & Leisure (1.50%)
Chuy's Holdings, Inc.(a)	392,500	11,147,000

Leisure Products (2.17%)
Black Diamond, Inc.(a)	317,989	1,996,971
Brunswick Corp.	125,950	6,031,745
Callaway Golf Co.	969,273	8,093,430
		16,122,146
Media (6.36%)
AMC Networks, Inc. ‐ Class A(a)	143,100	10,470,627
Interpublic Group of Cos., Inc.	195,150	3,733,219
MDC Partners, Inc. ‐ Class A	1,493,383	27,523,049
National CineMedia, Inc.	408,831	5,486,512
		47,213,407
Specality Retail (3.27%)
Hibbett Sports, Inc.(a)	371,600	13,009,716
Urban Outfitters, Inc.(a)	382,823	11,247,340
		24,257,056
Textiles, Apparel & Luxury Goods (2.65%)
Lululemon Athletica, Inc.(a)	197,400	9,998,310
Tumi Holdings, Inc.(a)	549,050	9,674,261
		19,672,571
CONSUMER STAPLES (0.42%)
Food Products (0.42%)
Freshpet, Inc.(a)	299,728	3,147,144

ENERGY (0.55%)
Energy Equipment & Services (0.55%)
Superior Energy Services, Inc.	55,698	703,466
U.S. Silica Holdings, Inc.	122,736	1,729,350
Whiting Petroleum Corp.(a)	106,031	1,619,093
		4,051,909
FINANCIALS (13.84%)
Banks (9.34%)
CoBiz Financial, Inc.	957,571	12,457,999
Columbia Banking System, Inc.	302,938	9,454,695
First Horizon National Corp.	425,300	6,030,754
Hancock Holding Co.	169,400	4,582,270
Hilltop Holdings, Inc.(a)	382,859	7,584,437
LegacyTexas Financial Group, Inc.	112,690	3,434,791
Renasant Corp.	324,094	10,646,488
Zions Bancorporation	550,400	15,158,016
		69,349,450
Thrifts & Mortgage Finance (4.50%)
Anchor BanCorp Wisconsin, Inc.(a)	115,800	4,931,922
MGIC Investment Corp.(a)	3,069,175	28,420,560
		33,352,482

See Notes to Financial Statements.

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Broadview Opportunity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
COMMON STOCKS (82.74%) (continued)
HEALTH CARE (11.30%)
Biotechnology (1.15%)
Exact Sciences Corp.(a)	473,425	$8,516,916

Health Care Equipment & Supplies (1.97%)
NxStage Medical, Inc.(a)	924,725	14,582,913

Health Care Providers & Services (3.56%)
Hanger, Inc.(a)	270,700	3,692,348
HealthSouth Corp.	367,602	14,104,889
Select Medical Holdings Corp.	799,180	8,623,152
		26,420,389
Health Care Technology (1.61%)
Allscripts Healthcare Solutions, Inc.(a)	965,400	11,970,960

Life Sciences Tools & Services (2.34%)
PAREXEL International Corp.(a)	178,206	11,034,516
VWR Corp.(a)	247,850	6,367,266
		17,401,782
Pharmaceuticals (0.67%)
Catalent, Inc.(a)	205,700	4,998,510

INDUSTRIALS (13.44%)
Aerospace & Defense (1.83%)
B/E Aerospace, Inc.	82,700	3,630,530
Hexcel Corp.	221,779	9,949,006
		13,579,536
Air Freight & Logistics (0.29%)
UTi Worldwide, Inc.(a)	475,667	2,183,312

Building Products (1.60%)
Masco Corp.	471,400	11,869,852

Commercial Services & Supplies (1.99%)
Mobile Mini, Inc.	478,837	14,743,391

Electrical Equipment (1.04%)
Regal‐Beloit Corp.	136,800	7,722,360

Machinery (2.64%)
Astec Industries, Inc.	331,200	11,098,512
Kennametal, Inc.	115,100	2,864,839
Manitowoc Co., Inc.	331,100	4,966,500
Twin Disc, Inc.	50,300	624,223
		19,554,074
Professional Services (3.20%)
Kforce, Inc.	644,068	16,926,107
Robert Half International, Inc.	133,943	6,852,524
		23,778,631
Trading Companies & Distribution (0.85%)
Stock Building Supply Holdings, Inc.(a)	357,880	6,302,267

INFORMATION TECHNOLOGY (19.67%)
Communication Equipment (2.65%)
Ciena Corp.(a)	544,600	11,284,112

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

Broadview Opportunity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
COMMON STOCKS (82.74%) (continued)
INFORMATION TECHNOLOGY (19.67%) (continued)
Communication Equipment (2.65%) (continued)
F5 Networks, Inc.(a)	72,202	$8,360,992
		19,645,104
Electrical Equipment & Services (2.55%)
Arrow Electronics, Inc.(a)	119,992	6,633,158
FEI Co.	168,484	12,306,071
		18,939,229
Internet Software & Services (1.79%)
HomeAway, Inc.(a)	72,300	1,918,842
Pandora Media, Inc.(a)	413,900	8,832,626
SciQuest, Inc.(a)	250,604	2,506,040
		13,257,508
IT Services (0.53%)
Heartland Payment Systems, Inc.	62,300	3,925,523

Semiconductors & Semiconductor Equipment (3.85%)
Intersil Corp. ‐ Class A	908,000	10,623,600
MKS Instruments, Inc.	286,100	9,592,933
Veeco Instruments, Inc.(a)	408,200	8,372,182
		28,588,715
Software (8.30%)
CommVault Systems, Inc.(a)	271,600	9,223,536
Fortinet, Inc.(a)	172,495	7,327,587
Infoblox, Inc.(a)	636,264	10,167,499
PROS Holdings, Inc.(a)	197,700	4,377,078
PTC, Inc.(a)	604,319	19,181,085
Qlik Technologies, Inc.(a)	311,284	11,346,302
		61,623,087
MATERIALS (4.28%)
Chemicals (1.80%)
Ferro Corp.(a)	321,800	3,523,710
Flotek Industries, Inc.(a)	592,200	9,889,740
		13,413,450
Construction Materials (2.48%)
Summit Materials, Inc. ‐ Class A(a)	84,900	1,593,573
Vulcan Materials Co.	188,300	16,796,360
		18,389,933

TOTAL COMMON STOCKS
(COST $533,842,524)		614,120,160

See Notes to Financial Statements.

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Broadview Opportunity Fund	Schedule of Investments

September 30, 2015

	Shares	Value
SHORT‐TERM SECURITY (15.90%)
MONEY MARKET FUND (15.90%)
Morgan Stanley Institutional Liquidity Funds ‐ Government Portfolio, Institutional Class, 7 Day
Yield 0.040%	117,994,752	$117,994,752

TOTAL SHORT‐TERM SECURITY
(COST $117,994,752)		117,994,752

TOTAL INVESTMENTS (98.64%)
(COST $651,837,276)		732,114,912

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES (1.36%)		10,114,715

NET ASSETS 100.00%		$742,229,627

(a)	Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

Broadview Opportunity Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS:
Investments in securities, at value	$732,114,912
Receivable for investments sold	12,049,489
Receivable for shareholder purchases	263,373
Dividends and interest receivable	249,402
Prepaid expenses	13,903
Total assets	744,691,079

LIABILITIES:
Payable for management fees	638,821
Payable for investments purchased	1,071,652
Payable to shareholders for redemptions	515,166
Payable for transfer agency fees	111,729
Payable for Board of Trustees fees	448
Payable for chief compliance officer fees	2,570
Accrued expenses and other liabilities	121,066
Total liabilities	2,461,452
NET ASSETS	$742,229,627

NET ASSETS CONSIST OF:
Paid‐in capital	$608,719,430
Accumulated net realized gain on investments	53,232,561
Net unrealized appreciation on investments	80,277,636
NET ASSETS	$742,229,627

INVESTMENTS IN SECURITIES, AT COST	$651,837,276

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$33.85
Net Assets	$742,229,627
Shares of beneficial interest outstanding	21,929,891

See Notes to Financial Statements.

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Broadview Opportunity Fund	Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividends	$6,899,328
Foreign taxes withheld	(183,335)
Total Investment Income	6,715,993

EXPENSES:
Management fees	8,902,530
Administration and accounting services	300,031
Transfer agent fees	1,286,573
Professional fees	115,583
Custodian fees	69,272
Board of Trustees fees	56,629
Chief compliance officer fees	30,420
Printing and postage expenses	67,051
Registration fees	58,366
Other expenses	74,497
Total Expenses	10,960,952
NET INVESTMENT LOSS	(4,244,959)

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Net realized gain on investments	74,142,425
Net change in unrealized depreciation of investments	(74,278,794)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(136,369)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,381,328)

See Notes to Financial Statements.

Annual Report | September 30, 2015	13

Broadview Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)
OPERATIONS:
Net investment loss	$(4,244,959)	$(4,863,589)
Net realized gain on investments	74,142,425	106,189,173
Net change in unrealized depreciation on investments	(74,278,794)	(59,401,011)
Net increase/(decrease) in net assets resulting from operations	(4,381,328)	41,924,573

DISTRIBUTIONS TO SHAREHOLDERS (Note 5):
From net realized gains on investments	(95,669,184)	(93,415,501)
Total distributions	(95,669,184)	(93,415,501)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	147,080,123	292,037,410
Distributions reinvested	93,541,782	91,810,255
Cost of shares redeemed	(302,493,246)	(280,928,344)
Net increase/(decrease) from share transactions	(61,871,341)	102,919,321

Net increase/(decrease) in net assets	(161,921,853)	51,428,393

NET ASSETS:
Beginning of year	904,151,480	852,723,087
End of year*	$742,229,627	$904,151,480
*Includes accumulated net investment income/(loss) of:	$0	$0

Other Information:
SHARE TRANSACTIONS:
Sold	3,865,177	7,308,930
Distributions reinvested	2,490,463	2,355,046
Redeemed	(7,920,224)	(7,045,649)
Net increase/(decrease) in shares outstanding	(1,564,584)	2,618,327

(a)	On November 25, 2013, shareholders of the FMI Focus Fund, a series of FMI Funds, Inc. (the "Predecessor Fund"), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the Broadview Opportunity Fund, a series of Broadview Funds Trust, at the close of business on November 29, 2013.

See Notes to Financial Statements.

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Broadview Opportunity Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
NET ASSET VALUE, BEGINNING OF YEAR	$38.48	$40.85	$30.26	$25.54	$26.37
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.19)	(0.21)	(0.15)	(0.10)	(0.15)
Net realized and unrealized gain/(loss) on investments	(0.33)	2.18	11.59	6.02	(0.68)
Total from investment operations	(0.52)	1.97	11.44	5.92	(0.83)

LESS DISTRIBUTIONS:
From net realized gains on investments	(4.11)	(4.34)	(0.85)	(1.20)	–
Total distributions	(4.11)	(4.34)	(0.85)	(1.20)	–

INCREASE/(DECREASE) IN NET ASSET VALUE	(4.63)	(2.37)	10.59	4.72	(0.83)
NET ASSET VALUE, END OF YEAR	$33.85	$38.48	$40.85	$30.26	$25.54

TOTAL RETURN	(2.40)%	4.86%	38.91%	23.48%	(3.15)%

SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$742,230	$904,151	$852,723	$618,541	$434,932

RATIOS TO AVERAGE NET ASSETS:
Operating expenses	1.23%	1.25%	1.26%	1.26%	1.26%
Net investment loss	(0.48)%	(0.50)%	(0.44)%	(0.34)%	(0.48)%

PORTFOLIO TURNOVER RATE	41%	56%	70%	55%	78%

(a)	On November 25, 2013, shareholders of the FMI Focus Fund, a series of FMI Funds, Inc. (the "Predecessor Fund"), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the Broadview Opportunity Fund, a series of Broadview Funds Trust, at the close of business on November 29, 2013.

See Notes to Financial Statements.

Annual Report | September 30, 2015	15

Broadview Opportunity Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

Broadview Funds Trust (the "Trust") is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 9, 2013 as a Delaware statutory trust. The Trust currently offers one series, the Broadview Opportunity Fund (the "Fund"). The Fund is a diversified portfolio with an investment objective to seek capital appreciation.

On November 25, 2013, shareholders of the FMI Focus Fund, a series of FMI Funds, Inc. (the "Predecessor Fund"), approved a tax‐free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the Fund, a series of the Trust, at the close of business on November 29, 2013. The Predecessor Fund commenced operations on December 16, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Fund is considered an investment company for financial reporting purposes under GAAP.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in financial statements. Actual results could differ from those estimates.

Investment Valuation — The Fund's portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time). Each security, excluding short‐term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price or if no sale is reported, the mean between the bid and the ask. Securities which are traded over‐the‐counter are valued at the last sale price or, if no sale, at the mean between the bid and the ask. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the mean between the bid and the ask. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale price, the mean between the bid and the ask. Options purchased or written by the Fund are valued at the mean of the highest bid and lowest ask price of all the exchanges on which the option trades. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2015, there were no securities that were internally fair valued. Variable rate demand notes are recorded at par value which approximates market value. Short‐term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

Securities Transactions and Related Investment Income — Securities transactions are accounted for on trade date. Dividend income is recorded on the ex‐dividend date. Realized gains and losses from investment transactions are determined using the identified cost basis. Interest income which includes amortization of premium and accretion of discount, is recorded on the accrual basis.

Fair Value Measurements — A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 —
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Broadview Opportunity Fund	Notes to Financial Statements

September 30, 2015

Level 3 —
Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's investments as of September 30, 2015:

Broadview Opportunity Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$614,120,160	$–	$–	$614,120,160
Short‐Term Security	117,994,752	–	–	117,994,752
Total	$732,114,912	$–	$–	$732,114,912

*	See Schedule of Investments for industry classification.

It is the Fund's policy to recognize transfers between levels at the end of the reporting period. There were no transfers between Levels 1 and 2 during the year ended September 30, 2015.

For the year ended September 30, 2015, the Fund did not have any unobservable inputs (Level 3) used in determining fair value.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex‐dividend date.

Income Taxes — As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax‐exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory
Effective as of the close of business on November 29, 2013, the Fund entered into an investment advisory agreement with Broadview Advisors, LLC (the "Adviser"). The Fund pays the Adviser a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.00%.

Prior to November 29, 2013, Fiduciary Management, Inc. ("FMI") was the Predecessor Fund's investment adviser. As full compensation for the investment advisory services provided to the Predecessor Fund, FMI received monthly compensation based on the Predecessor Fund's average daily net assets at the annual rate of 1.00%.

Annual Report | September 30, 2015	17

Broadview Opportunity Fund	Notes to Financial Statements

September 30, 2015

Prior to November 29, 2013, FMI had an investment sub‐advisory agreement with the Adviser, with whom a certain director of the Predecessor Fund was affiliated, to assist it in the day‐to‐day management of the Predecessor Fund. The Adviser determined which securities were purchased, retained or sold for the Predecessor Fund. FMI paid the Adviser 0.85% of the first $500 million of the average daily net assets of the Predecessor Fund and 0.80% of the Predecessor Fund's average daily net assets in excess of $500 million.

Beneficial Ownership
At September 30, 2015, one financial intermediary is the record owner of approximately 25% of the Fund's shares.

Fund Accounting Fees and Expenses
ALPS Fund Services, Inc. ("ALPS" or the "Administrator") provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement (the "Administration Agreement") with the Trust. Under the Agreement, ALPS is paid fees, accrued on a daily basis and paid on a monthly basis following the end of the month.

The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

The Fund has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b‐1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund's daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2015, no such expenses were incurred. The Fund presently intends not to utilize the Plan or pay any 12b‐1 fees during the fiscal year ending September 30, 2016.

Transfer Agent and Shareholder Services Agreement
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund (the "Transfer Agent") under a Transfer Agency and Services Agreement with the Trust.

Compliance Services
ALPS provides Chief Compliance Officer services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Distributor
The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. ("the Distributor") to provide distribution services to the Fund. The Distributor serves as underwriter/distributor of shares of the Fund.

Officer and Trustee Compensation
Officers of the Trust and Trustees who are "interested persons" of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an "interested person" receives an annual fee of $20,000 each year. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

Certain Trustees and Officers of the Trust are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short‐term securities, are shown below for the year ended September 30, 2015.

Broadview Opportunity Fund
Cost of Investments Purchased	$329,945,334
Proceeds from Investments Sold	$518,023,107

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Broadview Opportunity Fund	Notes to Financial Statements

September 30, 2015

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end.

The tax character of distributions paid during the year ended September 30, 2015, were as follows:

Ordinary Income	Long-Term Capital Gain
$ 5,030,412	$ 90,638,772

The tax character of distributions paid during the year ended September 30, 2014, were as follows:

Ordinary Income	Long-Term Capital Gain
$ 22,814,664	$ 70,600,837

For the year ended September 30, 2015, the following reclassifications, which had no impact on results of operations or net assets and were primarily attributed to differences in the treatment of net investment loss and certain other investments, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$ –	$ 4,244,959	$ (4,244,959)

As of September 30, 2015, net unrealized appreciation/(depreciation) of investments based on the federal tax cost were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation on Investments
$ 655,048,159	$ 134,623,228	$ (57,556,475)	$ 77,066,753

The difference between book basis and tax basis is primarily attributable to wash sales.

At September 30, 2015, components of distributable earning on a tax basis were as follows:

Accumulated net realized gain	56,443,444
Net unrealized appreciation on investments	77,066,753
Total distributable earnings	$133,510,197

Capital Losses: As of September 30, 2015, the Fund had no accumulated loss carry forwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust's organizational documents, each director, officer, employee or other agent of the Fund (including the Adviser) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Annual Report | September 30, 2015	19

Broadview Opportunity Fund	Notes to Financial Statements

September 30, 2015

7. RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015‐07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent)." This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015‐07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015‐17 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. Early adoption is permitted.

Management of the Fund is currently evaluating the impact ASU 2015‐07 will have on the Fund's financial statements and disclosures.

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Broadview Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
 Broadview Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Broadview Opportunity Fund (the "Fund") at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

November 27, 2015
 Denver, Colorado

Annual Report | September 30, 2015	21

Broadview Opportunity Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 855‐846‐1463, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30th is available without charge upon request by calling toll‐free 855‐846‐1463, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Trust files a complete listing of portfolio holdings for the Fund with the SEC four times each fiscal year at quarter‐ends. The Fund files the schedule of portfolio holdings with the SEC on Form N‐CSR (second and fourth quarters) and on Form N‐Q (first and third quarters). The filings are available upon request by calling 855‐846‐1463. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Forms N‐CSR and N‐Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3. TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Broadview Opportunity Fund designates $90,638,772 respectively as a long‐term capital gain dividend.

The Broadview Opportunity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2014:

Qualified Dividend Income: 11.29%
 Dividend Received Deduction: 9.88%

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Broadview Opportunity Fund	Trustees and Officers

September 30, 2015 (Unaudited)

The business affairs of the Fund are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees". The Fund's Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll‐free 1‐855‐846‐1463.

INTERESTED AND NON‐INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) With the Trust, Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Richard J. Whiting(2) Born: 1957	Chairman and Trustee (since 2013); Indefinite Term; 1 Portfolio	Manager of Trading Department and Portfolio Manager, Broadview Advisors, LLC (since 2001)	None
Non‐Interested Trustees
Gregory W. Berger Born: 1961	Trustee (since 2013); Indefinite Term; 1 Portfolio	Attorney and Shareholder, Brownstein Hyatt Farber Schreck, LLP (law firm) (1994 to present)	None
Cornelius J. Lavelle Born: 1944	Trustee (since 2013); Indefinite Term; 1 Portfolio	Retired; Director, Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997 to 2009)	Independent Trustee, The 504 Fund (a closed‐end investment company); Independent Trustee, USFS Funds Trust (an open‐end investment company with two portfolios) (2013‐2014)
Philip J. Uihlein, Sr. Born: 1950	Trustee (since 2013); Indefinite Term; 1 Portfolio	Retired; President, U‐Line Corporation (refrigeration appliance manufacturer) (1977 to 2008); Chief Executive Officer, U‐Line Corporation (1986 to 2008)	None

(1)	Unless otherwise noted, the business address of each Trustee is c/o Broadview Funds Trust, 330 East Kilbourn Avenue, Suite 1475, Milwaukee, Wisconsin 53202.

(2)	Mr. Whiting is an "interested person" of the Trust (as defined in the 1940 Act) because he is an employee and officer of the Adviser.

Annual Report | September 30, 2015	23

Broadview Opportunity Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Address and Year of Birth	Position(s) With the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Other Officers
Richard E. Lane 330 E. Kilbourn Ave., Suite 1475 Milwaukee, WI 53202 Born: 1955	President and Principal Executive Officer (since 2013); Indefinite Term	President, Broadview Advisors, LLC (since 2001)
Aaron J. Garcia 330 E. Kilbourn Ave., Suite 1475 Milwaukee, WI 53202 Born: 1977	Treasurer and Principal Financial Officer and Principal Accounting Officer (since 2013); Indefinite Term	Portfolio Manager, Broadview Advisors, LLC (since 2003)
Faraz Farzam 330 E. Kilbourn Ave., Suite 1475 Milwaukee, WI 53202 Born: 1973	Secretary (since 2013); Indefinite Term	Portfolio Manager, Broadview Advisors, LLC (since 2001)
Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Born: 1976	Chief Compliance Officer and AML Compliance Officer (since 2013); Indefinite Term	Vice President, Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (since 2009)
Angela L. Pingel 330 E. Kilbourn Ave., Suite 1475 Milwaukee, WI 53202 Born: 1971	Vice President and Assistant Secretary (since 2015); Indefinite Term	General Counsel and Chief Compliance Officer, Broadview Advisors, LLC (since 2015); Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011‐2015)

24	www.bvafunds.com

Must be accompanied or preceded by a Prospectus. Broadview Funds distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in paragraph (a) of this Item were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in paragraph (a) of this Item were granted.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Mr. Cornelius J. Lavelle serves as the Registrant’s audit committee financial expert and is considered to be “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the registrant for the fiscal years ended September 30, 2015 and September 30, 2014 were $30,218 and $29,000, respectively. These amounts represent aggregate fees billed by the Registrant’s independent accountant, PricewaterhouseCoopers, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)	Audit-Related Fees: There were no additional fees billed in the fiscal years ended September 30, 2015 and September 30, 2014 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees: The tax fees billed for the fiscal years ended September 30, 2015 and September 30, 2014 were $5,655 and $5,500, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Registrant’s principal accountant for services rendered to the Registrant and its investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, which is the subject of the disclosure required by Item 2 of Form N-CSR, is filed hereto as Exhibit 12.a.1.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex 99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Broadview Funds Trust

By:	/s/ Richard E. Lane
Richard E. Lane
President

Date:	December 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Richard E. Lane
Richard E. Lane
President (Principal Executive Officer)

Date:	December 10, 2015

By:	/s/ Aaron J. Garcia
Aaron J. Garcia
Chief Financial Officer (Principal Financial Officer)

Date:	December 10, 2015